UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 15, 2014

DUKE REALTY CORPORATION
DUKE REALTY LIMITED PARTNERSHIP
(Exact name of registrant specified in its charter)

Duke Realty Corporation:
Indiana	1-9044	35-1740409
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

Duke Realty Limited Partnership:
Indiana	0-20625	35-1898425
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

600 East 96th Street
Suite 100
Indianapolis, IN 46240
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.    Other Events

Duke Realty Corporation, an Indiana corporation (the “General Partner”), intends to file a registration statement on Form S-3 during November 2014 in order to renew its Direct Stock Purchase and Dividend Reinvestment Plan.

The General Partner and Duke Realty Limited Partnership, an Indiana limited partnership (the "Partnership" and, collectively with the General Partner, the “Company”), of which the Company is the sole general partner, are operated as one enterprise. The management of the General Partner consists of the same members as the management of the Partnership. As the sole general partner with control of the Partnership, the General Partner consolidates the Partnership for financial reporting purposes, and the General Partner does not have any significant assets other than its investment in the Partnership. Therefore, the assets and liabilities of the General Partner and the Partnership are substantially the same.

In connection with the expected registration statement, the Company has reclassified the operations of certain properties that were sold subsequent to December 31, 2013 within its consolidated financial statements and notes to consolidated financial statements that were previously filed in its combined 2013 Annual Report on Form 10-K.

The Company adopted Financial Accounting Standards Board Accounting Standards Update No. 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity ("ASU 2014-08") on April 1, 2014. Since December 31, 2013, but prior to the adoption of ASU 2014-08, the Company disposed of certain properties that met the criteria to be reported in discontinued operations. The Company is required to reclassify results of operations from these properties as income from discontinued operations during all reported periods. The purpose of this Current Report on Form 8-K is to set forth audited consolidated financial statements of the Company for the years ended December 31, 2013, 2012 and 2011, including revised notes thereto, which reflect the reclassification of the operations of certain properties to discontinued operations.

During the three-month period ended March 31, 2014, the Company sold two properties that were not classified as held for sale at December 31, 2013. The results of operations from such properties have been reclassified as income from discontinued operations for the years ended December 31, 2013, 2012 and 2011 in the accompanying consolidated financial statements and notes to consolidated financial statements. There is no effect on the previously reported net income available for common shareholders.

Management does not believe that this reclassification has a material effect on the Company's selected consolidated financial data or management’s discussion and analysis of financial condition and results of operations for the years ended December 31, 2013, 2012 and 2011 as previously reported in the Company's combined 2013 Annual Report on Form 10-K. The Company is not revising Management’s Discussion and Analysis (MD&A) included in its combined 2013 Annual Report on Form 10-K given the insignificance of the reclassified amounts.

Section 9 – Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits

(c)     Exhibits

Exhibit Number	Description
12.1	Statement of Computation of Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Dividends of the General Partner
12.2	Statement of Computation of Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Distributions of the Partnership
23.1	Consent of KPMG LLP related to the General Partner
23.2	Consent of KPMG LLP related to the Partnership
99.1	Reports of Independent Registered Public Accounting Firm
99.2	Consolidated Financial Statements and Notes to Consolidated Financial Statements, Years Ended December 31, 2013, 2012 and 2011
99.3	Schedule III – Combined Real Estate and Accumulated Depreciation – December 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY CORPORATION

/s/ Dennis D. Oklak
Dennis D. Oklak
Chairman and Chief Executive Officer

DUKE REALTY LIMITED PARTNERSHIP
By: DUKE REALTY CORPORATION, its general partner

/s/ Dennis D. Oklak
Dennis D. Oklak
Chairman and Chief Executive Officer of the General Partner

Dated:	October 15, 2014